UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 4, 2010
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5757 North Green Bay Avenue
Milwaukee, WI	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 4, 2010, Johnson Controls, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $500 million aggregate principal amount of the Company’s 5.000% Senior Notes due 2020 (the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on March 9, 2010. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
     The Notes will be issued under an Indenture (the “Indenture”), dated as of January 17, 2006, between the Company and U.S. Bank National Association as successor Trustee (the “Trustee”), and pursuant to an Officer’s Certificate, to be dated March 9, 2010 (the “Certificate”). The Certificate will provide, among other things, that the Notes will bear interest at a rate of 5.000% per year (payable on March 30 and September 30 of each year, beginning on September 30, 2010), and will mature on March 30, 2020. The Indenture provides for customary events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period.
     If a change of control triggering event occurs, the Notes are subject to repurchase by the Company at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

Item 8.01.	Other Events.
     The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-157502) that the Company filed with the Securities and Exchange Commission (the “SEC”). The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated March 4, 2010, and a prospectus, dated February 23, 2009, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
(1.1)	Underwriting Agreement, dated March 4, 2010, among Johnson Controls, Inc. and the underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated March 5, 2010.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ Frank A. Voltolina
Frank A. Voltolina
Vice President and Corporate Treasurer
Date: March 5, 2010

EXHIBIT INDEX

Exhibit No.	Description

(1.1)	Underwriting Agreement, dated March 4, 2010, among Johnson Controls, Inc. and the underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated March 5, 2010.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

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